Exhibit 10.3

A330 FINANCING LETTER AGREEMENT

As of January 24, 2006

Ladies and Gentlemen:

Northwest Airlines, Inc. (the “Buyer”), and AVSA, S.A.R.L. (the “Seller”), have entered into that certain A330 Purchase Agreement, dated as of December 21, 2000, as amended to and including the date hereof (the “A330 Purchase Agreement”), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of fourteen (14) A330 Aircraft scheduled for delivery in 2006 and 2007 (the “Aircraft”) as described in the A330 Purchase Agreement.

The Buyer and the Seller entered into an A330 Financing Letter Agreement No 1, dated as of December 21, 2000, as amended, and a New A330 Financing Letter Agreement No 1, dated as of January 21, 2005 (the “Original FLAs”). The Buyer commenced voluntary proceedings under Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Court”) and such proceedings are identified as Case No. 05-17930 (ALG) and are referred to herein as the “Case”.

Pursuant to a motion submitted by the Buyer in the Case, the Court has made a determination that the Original FLAs terminated pursuant to their terms.

The Buyer and the Seller have agreed to set forth in this A330 Financing Letter Agreement (this “Letter Agreement”) certain terms and conditions regarding the financing of the Aircraft.

The financing support provided or caused to be provided by the Seller hereunder shall only be available for up to ten (10) Aircraft out of the fourteen (14) Aircraft to be delivered to the Buyer under the A330 Purchase Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the A330 Purchase Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

This Letter Agreement shall not constitute part of the A330 Purchase Agreement, but shall be a separate and independent contract of financial accommodation.

A.            A330 FINANCING:

The Seller hereby agrees that the Seller or one or more of its subsidiaries or affiliate companies (the “Lender”) shall provide, or cause to be provided for each of the ten (10) Aircraft specified herein, a standby credit facility in the form of a senior secured mortgage debt financing on the terms and conditions outlined below (each an “A330 Financing”).

Aircraft eligible under
this Letter Agreement:	A330 aircraft scheduled to be delivered in January 2006
A330 aircraft scheduled to be delivered in September 2006

A330 aircraft scheduled to be delivered in CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT 2006
A330 aircraft scheduled to be delivered in CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT 2006
A330 aircraft scheduled to be delivered in CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT 2007
A330 aircraft scheduled to be delivered in CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT 2007
A330 aircraft scheduled to be delivered in CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT 2007
A330 aircraft scheduled to be delivered in CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT 2007
A330 aircraft scheduled to be delivered in CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT 2007
A330 aircraft scheduled to be delivered in CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT 2007

Financed Amount:

The Financed Amount for an Aircraft shall be CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT percent of the Aircraft Net Fly Away Price (as defined below) of such Aircraft.

Aircraft Net Fly Away Price:

Final Contract Price of the relevant Aircraft, net of all airframe and engine credit memoranda available at delivery to reduce the Final Contract Price regardless of the application of such credit memoranda by the Buyer. The Aircraft Net Fly Away Price for an Aircraft shall include the cost, subject to the limits set out below, of buyer furnished equipment and AVSA-supplied buyer furnished equipment under Clause 18 of the A330 Purchase Agreement, (together the “Equipment”) for such Aircraft. The cost of Equipment included within the Aircraft Net Fly Away Price shall not exceed CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT percent (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT%) of the Aircraft Net Fly Away Price excluding the cost of the Equipment for such Aircraft. For A330 Financings funded after the Consummation Date, the Net Fly Away Price shall not include amounts added to the Final Contract Price pursuant to Paragraph 1.4(i) of Letter Agreement 8 to the A330 Purchase Agreement.

Term:

Each A330 Financing shall mature on the earlier of (x) the date that is CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT years from the date of funding and (y) the date that is CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT years from the date of substantial consummation (as defined in 11 U.S.C. §1101), which, for purposes of this Letter Agreement, shall be no later than the effective date of a plan of reorganization of the Buyer that is confirmed by the Court (the “Consummation Date”)

Repayment Profile:

Each A330 Financing shall amortize from the Financed Amount using a fixed principal annuity repayment profile based on a notional interest rate of CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT% per annum down to a CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT percent (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT%) balance repayment of the Aircraft Net Fly Away Price (the “Balloon”) at year CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT).

Except as set forth in the next succeeding sentence, each A330 Financing shall be fully repaid in CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) quarterly principal repayments, in arrears, with a final payment equal to the Balloon. If the actual maturity date of any A330 Financing falls later than the last day of the CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT year from the date of funding thereof, then, for the period following such last day of the CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT year, through actual maturity, the principal amount shall be amortized at the rate of CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT percent (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT%) per annum, payable in arrears, until such maturity date, pro rated for periods of less than one year.

Installments of interest shall be calculated at the beginning of each month of the Term on the principal amount then outstanding using the applicable Interest Rate as defined below and shall be payable monthly in arrears on the twenty-fourth day of each month during the Term and on the maturity date (pro rated for periods of less than one month).

Interest Rate:	The Interest Rate for each A330 Financing will be based on a floating rate equal to one (1) month US$LIBOR as determined and notified by the Lender to the Buyer as provided above (“1M LIBOR”) plus:

(a)

prior to the Consummation Date, CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT basis points per annum; and

(b)	from and after the Consummation Date, the highest of

(A)(1)

in the case of the first five Aircraft financed under this Letter Agreement, the Buyer’s market margin over 1M LIBOR for similar types of financings; and (2) in the case of the last five Aircraft financed under this Letter Agreement, the Buyer’s market margin over 1M LIBOR for similar types of financings plus CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT basis points per annum, and in each case, subject to a cap of (x) in the case of a market margin determined pursuant to clause (b)(A)(1), CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT basis points per annum and (y) in the case of a market margin determined under clause (b)(A)(2), CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT basis points per annum. Each such cap will be decreased by (a) CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT basis points per annum for all periods commencing on or after the interest payment date immediately following the date, if any, on which the Buyer meets each of the conditions set forth in Exhibit 1 and (b) CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT basis points per annum for all periods commencing on or after the Consummation Date if AVSA exercises the deferral rights described in Paragraph 1.2 of Amendment No. 9 to the A330 Purchase Agreement, of even date herewith;

(B)

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) basis points per annum; and

(C)

So long as the initial Lender or any other Lender that is an affiliate of the Seller holds the A330 Financing, such Lender’s cost of funds over 1M LIBOR (as determined below) for a comparable borrowing plus CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) basis points per annum.

Before the Consummation Date (with respect to A330 Financings completed before such date) and prior to the funding of each A330 Financing made after the Consummation Date, the Seller and the Buyer will establish the then prevailing Buyer’s market margin over 1M LIBOR and the Lender’s cost of funds over 1M LIBOR by requesting their respective banks to determine the rate that would be obtainable in the market by the Buyer and by the Lender for a comparable borrowing at the time of such A330 Financing. If the two banks agree on the Buyer’s market margin over 1M LIBOR and the Lender’s cost of funds over 1M LIBOR, then these rates shall be the

Buyer’s market margin over 1M LIBOR and the Lender’s cost of funds over 1M LIBOR for purposes of such A330 Financing.

Should the two banks fail to agree on the Buyer’s market margin over 1M LIBOR and/or the Lender’s cost of funds over 1M LIBOR, the Seller and the Buyer will request a mutually selected third bank to determine the Buyer’s market margin over 1M LIBOR and/or the Lender’s cost of funds over 1M LIBOR and the average of the closest two of the three bank quotations for each of the Buyer’s market margin over 1M LIBOR and/or the Lender’s cost of funds over 1M LIBOR will be the Buyer’s market margin over 1M LIBOR and/or the Lender’s cost of funds over 1M LIBOR for purposes of such A330 Financing.

Prepayment Right:

Each A330 Financing shall be pre-payable in whole or in part at any time by the Buyer without, except as provided in the next succeeding paragraph, premium or penalty other than 1M LIBOR breakage cost, and provided that no event of default has occurred (including, without limitation, any event of default arising by reason of any cross-default provision and without regard to the cross-collateralization provision described below).

In the case of a private placement transaction by the initial Airbus-related lender to a bona fide transferee that is not Airbus, AVSA or any of their Affiliates of one hundred percent (100%) of the then-outstanding principal amount of any A330 Financing, the following prepayment premiums and limitations will apply in relation to up to five A330 Financings selected by the Lender:

	•	until the Consummation Date, no prepayment;

•

with respect to any prepayment occurring during the one year period commencing on the Consummation Date, a prepayment premium equal to CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT% of the prepaid amount;

•

with respect to any prepayment occurring during the one year period commencing on the first anniversary of the Consummation Date, a prepayment premium equal to CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT% of the prepaid amount; and

•

with respect to any prepayment occurring during the one year period commencing on the second anniversary of the Consummation Date, a prepayment premium equal to CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT% of the prepaid amount and the Buyer will execute an amendment to the applicable loan documents reflecting the same.

Cross Default and
Cross-collateralization:	Cross default and cross-collateralization shall apply as among the following transactions (the “Airbus Financings”) as and to the extent described below:

	•	A330 Financings entered into and to be entered into at any time between the Lender and the Buyer and/or any of their respective subsidiaries or affiliate companies.

	•	Financings of A330 aircraft msn 0674 and 0690 and A319 aircraft msn 2618 and 2641 (the “Existing Aircraft Financings”),

•

The loan (the “Term Loan”) made pursuant to the Amended and Restated Loan Agreement dated as of March 29, 1996, and the related security and other agreements, in each case, as amended from time to time (collectively, the “Term Loan Agreement”). In the case of the Term Loan, cross-collateralization will be limited such that collateral supporting the A330 Financings and the Existing Aircraft Financings will support the obligations of the Buyer under the Term Loan Agreement, and an event of default under the Term Loan Agreement will constitute an event of default under each A330 Financing and each Existing Aircraft Financing, but collateral supporting the Term Loan will not support any A330 Financing, any Existing Aircraft Financing or any Sublease, nor will an event of default under any A330 Financing, any Existing Aircraft Financing or any Sublease constitute an event of default under the Term Loan. Cross-collateralization and cross-default as between A330 Financings and the Existing Aircraft Financings, on the one hand, and the Term Loan, on the other, will be discontinued at such time as the Buyer has (i) delivered the first appraisal required to be delivered by it pursuant to amendments to the Term Loan Agreement of even date herewith and (ii) made any payment that may be necessary to effect compliance by it with Section 6.1 of the Term Loan Agreement, as so amended, and

•

Subleases listed in Exhibit 2 (each, a “Sublease” and, collectively, the “Subleases”). Cross-collateralization with respect to the Subleases will be limited such that collateral supporting the A330 Financings and the Existing Aircraft Financings will support the Buyer’s obligations under the Subleases. An event of default under any Sublease will constitute an event of default under each A330 Financing and each Existing Aircraft Financing, and an event of default under any A330 Financing and each Existing Aircraft Financing will constitute an event of default under each of the Subleases.

Cross default and cross-collateralization also shall apply in the same manner to the “Pooled Airbus Financings” held by a “Pooled Sell-Down Lender” that acquired such Pooled Airbus Financings in a “Pooled Sell-Down,” as each of such terms is defined in the MSN 0718 Agreements (as defined below in “Transaction Documents”), treating references to the “Notes” in such definitions as references to a Pooled Airbus Financing.

Airbus Financial Services (“AFS”), AFS joint ventures
or their subsidiaries:

The provisions of Section 8.7 of the credit agreement in relation to the Existing Aircraft Financing of A330 aircraft MSN 0633 shall be incorporated into each A330 Financing, provided, however, that for purposes of (i) providing any A330 Financing or (ii) an assignment of any A330 Financing, in the event that Avion Capital Limited, AFS or AFS’ successor (provided such AFS successor is a subsidiary of Airbus SAS), any joint venture where AFS or AFS’ successor (provided such AFS successor is a subsidiary of Airbus SAS) is at least a CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT percent (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT%)

participant, or any of their wholly owned subsidiaries is either the provider or the assignee of an A330 Financing, such entity shall not be subject to a net worth test and shall not be required to obtain a third party guarantee of its obligations.

Notice:

The Buyer shall inform the Seller of its intention to use an A330 Financing offered by the Seller as set forth herein as to any Aircraft by providing written notice to the Seller no less than CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) days prior to the scheduled month of delivery of each such Aircraft (the “Preliminary Notice Date”). The Buyer will be required to provide final written irrevocable notice (the “Final Notice Date”) to the Seller no less than CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) days prior to the scheduled month of delivery of such Aircraft.

Notwithstanding the foregoing, in order to facilitate administrative planning, the Lender will be entitled from time to time and in advance of the Preliminary Notice Date to ask the Buyer about its likely intentions with regard to the financing of a relevant Aircraft. The Buyer hereby undertakes to provide a good faith response to any such enquiry, which will not be binding on its ultimate intentions.

Transaction Documents:

Except as expressly otherwise provided in this Letter Agreement, the documentation for each A330 Financing shall be based upon the documentation for the financing of MSN 0718, scheduled to be delivered on January 24, 2006 (the “MSN 0718 Agreements”), reasonably adjusted, in the case of any A330 Financing after March 1, 2006, to reflect the provisions of the Cape Town Convention on International Interests in Mobile Equipment and Protocol Thereto on Matters Specific to Aircraft Equipment.

Cost and Expenses:

The Buyer will pay the Lender’s reasonable and adequately documented external legal expenses in relation to each A330 Financing whether or not consummated. The provisions of this Paragraph shall survive any termination of this Letter Agreement.

Guarantee:

To the extent that the Seller or an affiliate of the Seller other than AFS or AFS’ successor (provided such AFS successor is a subsidiary of Airbus SAS) is a Lender under an A330 Financing and prior to any transfer or assignment of such A330 Financing by such Lender, the obligation of such Lender to disburse the loan thereunder, subject to the terms and conditions specified therein, shall be guaranteed by Airbus SAS on terms substantially similar to those set forth in Exhibit 3 of this Letter Agreement.

B.            CONDITIONS PRECEDENT:

Each A330 Financing will contain the conditions precedent to the funding of any A330 Financing set forth in the Credit Agreement included in the MSN 0718 Agreements, (except for conditions precedent in sections 3.1(b)(v), (vi), (vii), (viii) and (ix) thereof relating to amendments or assumptions of agreements to be accomplished pursuant to the Term Sheet in connection with the first A330 Financing or that are not otherwise relevant to subsequent A330 Financings), and including the following for the indicated A330 Financings:

(i)

For all A330 Financings, the Buyer’s not being in default at the time of drawdown of debt under (a) any Airbus Financing that is not a Pooled Airbus Financing, (b) the A330 Purchase Agreement or any other agreement for the purchase of aircraft between the Buyer and any of its affiliates and the Seller or any of its affiliates (collectively, the “Airbus Purchase Agreements”), and (c) any agreement between the Buyer or any of its Affiliates, on the one hand, and the Seller, or any of its Affiliates, on the other hand (other than agreements described in sub-clauses (a) and (b) of this clause (i), provided however, that neither (x) a bona fide dispute relating to matters arising under any agreement described in sub-clause (c) of this clause (i) nor (y) the commencement by the Borrower of the Case shall constitute a “default” for purposes of this clause (i);

(ii)

For all A330 Financings, the Buyer not being in material default at the time of drawdown of debt under any direct or indirect financing of any A330 Aircraft by the propulsion systems manufacturer;

(iii)

For A330 Financings to be entered into after the Consummation Date, the Buyer’s having used commercially reasonable efforts to secure third party financing for the relevant Aircraft on equal or better terms before utilizing the Seller’s financing support hereunder, provided that a letter from a major banker stating that such third party financing is unavailable on equal or better terms to the Buyer shall satisfy the Buyer’s obligation to use commercially reasonable efforts to secure such financing;

(iv)

For all A330 Financings to be entered into after the first A330 Financing, not later than CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) days prior to the funding of each such A330 Financing, the Buyer will provide the Lender with either an update of the Buyer’s business plan or a certificate of the Buyer’s chief financial officer stating that the business plan has not been substantially modified in relation to the Buyer’s operation of A330 aircraft or, during the pendency of the Case, in relation to the Buyer’s expected treatment of any of the transactions contemplated by the NWA Restructuring Term Sheet since the business plan was last delivered to the Lender. The business plan most recently delivered to the Lender as of any date shall cover a period extending to at least CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT;

(v)

For A330 Financings to be entered into until the earlier of (a) the date on which the Court has approved a debtor-in-possession loan or other financing under 11 U.S.C. §364 and (b) the Consummation Date, the Buyer shall have an amount of Unrestricted Cash greater than or equal to CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT U.S. dollars ($CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) where “Unrestricted Cash” means Cash Equivalents and short term investments that may be classified, in accordance with GAAP, as unrestricted on the consolidated balance sheet of the Buyer, and “Cash Equivalents” means cash and items classified as cash equivalents for purposes of GAAP;

(vi)

For all A330 Financings, there shall not be continuing any default under any debtor-in-possession or other financing under 11 U.S.C. §364 prior to the Consummation Date or, following the Consummation Date, the Buyer’s primary loan facility;

(vii)

For A330 Financings entered into on or prior to the Consummation Date, the Seller will be satisfied that (x) all of the provisions of the NWA Restructuring Term Sheet, as evidenced by the Airbus Documentation (as defined in the MSN 0718 Agreements), have been incorporated into the

Buyer’s plan of reorganization, if any has been proposed at the time of such funding, and (y) such plan of reorganization, if any, does not contain any provision inconsistent with the terms thereof;

(viii)

For A330 Financings entered into on or prior to the Consummation Date, the Buyer’s exclusive right to propose a plan of reorganization shall not have been terminated;

(ix)

For A330 Financings entered into on or prior to the Consummation Date, the Court shall not have granted relief to any party that is inconsistent with the provisions of the NWA Restructuring Term Sheet or any Airbus Documentation (as defined above);

(x)

For A330 Financings entered into on or prior to the Consummation Date, the Case shall not have been converted to a liquidation proceeding under Chapter 7 or Chapter 11 of the United States Bankruptcy Code;

(xi)

For A330 Financings entered into on or prior to the Consummation Date, no trustee shall have been appointed in respect of the Buyer or any of its Affiliates in the Case; and

(xii)

For A330 Financings entered into on or prior to the Consummation Date, no lien shall have been granted in favor of any debtor-in-possession lender or other lender (other than the Seller or an affiliate of the Seller), including any lender or representative of any lender claiming priority status under 11 U.S.C. §364, on any collateral securing any Airbus Financing other than a Pooled Airbus Financing (as defined in the MSN 0718 Agreements).

C.            TERMINATION

During the term of this Letter Agreement, each of the commitments of the Seller set forth herein shall be subject to the non-occurrence of any of the events described in this paragraph C. Should any event described in sub-paragraph (a) of this paragraph occur, this Letter Agreement and the commitments of the Seller hereunder shall automatically terminate without notice of any kind and without prejudice to any other rights or remedies that may be available to the Seller. If any event described in sub-paragraphs (b) or (c) of this paragraph occur, the Seller shall be entitled to terminate this Letter Agreement and its commitments hereunder.

(a)

(1)           The Buyer or any other party shall commence any case, proceeding or other action (other than the Case) with respect to the Buyer in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or action is not dismissed within CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) days.

(2)           An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer for all or substantially all of its assets and such action is not stayed or dismissed within CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) days, or the Buyer makes a general assignment for the benefit of its creditors.

(3)           An action is commenced against the Buyer seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets and such action is not dismissed within CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT (CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT) days.

(4)           The Buyer is, at any time following the Consummation Date, unable generally to pay its debts as they become due.

(5)           There is a liquidation, winding-up or analogous event with respect to the Buyer, including, without limitation, by means of a liquidation conducted in the Case.

(b)

(1)           The Buyer or any of its Affiliates fails to make any Predelivery Payment required to be made pursuant to the A330 Purchase Agreement, the A319 Purchase Agreement or any Other Purchase Agreement when such payment comes due or fails to make payment of all or part of the Final Contract Price with respect to any aircraft required to be made pursuant to the A330 Purchase Agreement or the A319 Agreement or any Other Purchase Agreement.

(2)           The Buyer or any of its Affiliates defaults on any payment of principal or interest on any indebtedness or in the payment of any guarantee obligation to the Seller or any of its Affiliates.

(3)           The Buyer or any of its Affiliates defaults in its obligation to take delivery of an aircraft under the A330 Purchase Agreement, the A319 Purchase Agreement or any Other Purchase Agreement.

(4)           The Buyer or any of its Affiliates defaults in any material respect in the observance or performance of any other material covenant or undertaking contained in the A330 Purchase Agreement, the A319 Purchase Agreement or any Other Purchase Agreement, and such default continues beyond the applicable grace period (if any).

(5)           Any of the A330 Purchase Agreement, the A319 Purchase Agreement or any Other Purchase Agreement shall have been terminated pursuant to the provisions thereof or for any other reason or the Buyer or any of its Affiliates shall be in material default of any of their respective obligations thereunder.

(c)           A material default by the Buyer or any of its Affiliates shall have occurred and be continuing under any Airbus Financing, any other financings, leases or subleases entered into between the Seller or any of its affiliates and the Buyer or any of its affiliates, or under any Airbus Purchase Agreement.

D.            GENERAL

1.             Assignment

Notwithstanding any other provision of this Letter Agreement or of the A330 Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer and the Seller hereunder (excluding, for the avoidance of doubt, for the purposes of this Paragraph the rights and obligations under an A330 Financing that has already been closed) will not be assigned or transferred or mortgaged or pledged in any manner without the prior written consent of the other party hereunder, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force and effect.

2.             Miscellaneous Provisions

(a)           Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier or mail or by electronic transmission to the addresses set forth below. The date upon which any such notice or request is so personally delivered or delivered by commercial courier or mail, or if such notice or request is given by electronic transmission, the date upon which sent, shall be deemed to be the effective date of such notice or request.

The Seller shall be addressed at:

2, rond-point Maurice Bellonte
31700 Blagnac, France
Attention:  Director – Contracts
Telephone:  (33) 5 61 30 40 12
Fax:  (33) 5 61 30 40 11

And the Buyer shall be addressed at:

2700 Lone Oak Parkway
Eagan, Minnesota  55121, USA
Attention:  Senior Vice President Finance & Treasurer
Telephone:  (1) 612 726 2274
Fax:  (1) 612 726 2221

or at such other address or to such other address or to such other person as the party receiving the notice or request may designate from time to time.

(b)           Waiver

The failure of either party to enforce at any time any of the provisions of this Letter Agreement, or to exercise any right herein provided, or to require at any time performance by any other party of any of the provisions hereof, will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Letter Agreement or any part hereof or the right of the other party thereafter to enforce each and every provision. The express waiver by either party of any provision, condition or requirement of this Letter Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

(c)           Interpretation and Law

THIS LETTER AGREEMENT AND ANY DOCUMENTS PERTAINING TO ANY OF THE FINANCING PROVIDED HEREUNDER WILL BE GOVERNED BY AND CONSTRUED, AND THE PERFORMANCE THEREOF WILL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN SUCH STATE BY RESIDENTS THEREOF AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York, New York County, of the United States, and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for

the purposes of any suit, action or other proceeding arising out of this Letter Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, except that during the pendency of the Case the Court shall have exclusive jurisdiction with respect thereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defense based on sovereign or other immunity or that any suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Letter Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

(d)           Confidentiality

Subject to any legal or governmental requirements of disclosure, and except for disclosure to legal counsel, credit rating agencies and lead lenders to the parties on an as-needed basis, the parties (which for this purpose shall include their board of directors, employees, agents and advisers (including financial advisers)) shall maintain the terms and conditions of this Letter Agreement strictly confidential. Without limiting the generality of the foregoing, the Buyer and the Seller will limit the disclosure of the contents of this Letter Agreement, to the extent legally permissible, in any filing required to be made with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. The Buyer and the Seller shall consult with each other prior to the making of any public disclosure or filing, otherwise permitted hereunder, of this Letter Agreement or the terms and conditions hereof. In the event that the Buyer receives any other disclosure request from any government or any branch, agency or instrumentality thereof or any government-related entity, which the Buyer believes would be advisable to satisfy in whole or in part, the Buyer and the Seller will consult and the Seller will not unreasonably withhold its consent to such disclosure. The provisions of this Paragraph shall survive any termination of this Letter Agreement.

(e)           Severability

In the event that any provision of this Letter Agreement should for any reason be held to be without effect, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect.

(f)            Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, oral or written.

(g)           Language

All correspondence, documents and any other written matters in connection with this Letter Agreement shall be in English.

(h)           Headings

All headings in this Letter Agreement are for convenience of reference only and do not constitute a part of this Letter Agreement.

(i)            Counterparts

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to AVSA.

Very truly yours,

AVSA S.A.R.L.
		By:	/s/ Marie-Pierre Merle Beral
Marie-Pierre Merle Beral
Chief Executive Officer

Accepted and Agreed:

Northwest Airlines, Inc.
By:	/s/ Daniel B. Matthews
Daniel B. Matthews
Senior Vice President & Treasurer

Exhibit 1

The Buyer shall have complied with each of the following conditions on or prior to the ***th day following the Consummation Date:

(i)      The Buyer and its Affiliates shall have obtained concessions from their labor force (including management), which, in the case of agreements with unionized employees, will expire not earlier than ***, and which may take the form of, among other things, wage reductions or benefit reductions, reasonably valued by the Buyer’s Chief Financial Officer or Treasurer in an annualized amount of not less than $*** and the Buyer shall have delivered, or caused to be delivered, to the Lender a copy of a certificate of the Buyer’s Chief Financial Officer or Treasurer with respect to such valuation;

(ii)     the Buyer shall have not less than $*** in Unrestricted Cash as defined in Paragraph B (vii); and

(iii)    the Buyer shall have obtained (A) a corporate credit rating of at least “***” by Standard & Poor’s Ratings Services or a corporate family rating of at least “***” by Moody’s Investors Services, Inc. (or equivalent rating by any nationally recognized statistical rating agency) or (B) new equity investments of at least $*** after December 7, 2005.

Exhibit 2

Sublease [1992 Trust NW-A], dated as of January 1, 1992, between Airbus Leasing IV, Inc., (formerly A.I. Leasing IV, Inc.) and Northwest Airlines, Inc., as amended and supplemented from time to time, with respect to one Airbus A320 aircraft bearing airframe serial number 262 and FAA registration number N321US.

Sublease [1992 Trust NW-B], dated as of January 5, 1992, between Airbus Leasing IV, Inc., (formerly A.I. Leasing IV, Inc.) and Northwest Airlines, Inc., as amended and supplemented from time to time, with respect to one Airbus A320 aircraft bearing airframe serial number 263 and FAA registration number N322US.

Sublease [1992 Trust NW-C], dated as of February 1, 1992, between Airbus Leasing IV, Inc., (formerly A.I. Leasing IV, Inc.) and Northwest Airlines, Inc., as amended and supplemented from time to time, with respect to one Airbus A320 aircraft bearing airframe serial number 272 and FAA registration number N323US.

Sublease [1992 Trust NW-D], dated as of February 5, 1992, between Airbus Leasing IV, Inc., (formerly A.I. Leasing IV, Inc.) and Northwest Airlines, Inc., as amended and supplemented from time to time, with respect to one Airbus A320 aircraft bearing airframe serial number 273 and FAA registration number N324US.

Sublease [1992 Trust NW-E], dated as of March 2, 1992, between Airbus Leasing IV, Inc., (formerly A.I. Leasing IV, Inc.) and Northwest Airlines, Inc., as amended and supplemented from time to time, with respect to one Airbus A320 aircraft bearing airframe serial number 281 and FAA registration number N325US.

Sublease [1992 Trust NW-F], dated as of March 4, 1992, between Airbus Leasing IV, Inc., (formerly A.I. Leasing IV, Inc.) and Northwest Airlines, Inc., as amended and supplemented from time to time, with respect to one Airbus A320 aircraft bearing airframe serial number 282 and FAA registration number N326US.

Sublease [1992 Trust NW-G], dated as of April 1, 1992, between Airbus Leasing IV, Inc., (formerly A.I. Leasing IV, Inc.) and Northwest Airlines, Inc., as amended and supplemented from time to time, with respect to one Airbus A320 aircraft bearing airframe serial number 297 and FAA registration number N327NW.

Sublease [1992 Trust NW-H], dated as of April 6, 1992, between Airbus Leasing IV, Inc., (formerly A.I. Leasing IV, Inc.) and Northwest Airlines, Inc., as amended and supplemented from time to time, with respect to one Airbus A320 aircraft bearing airframe serial number 298 and FAA registration number N328NW.

Sublease [1992 Trust NW-I], dated as of May 5, 1992, between Airbus Leasing IV, Inc., (formerly A.I. Leasing IV, Inc.) and Northwest Airlines, Inc., as amended and supplemented from time to time, with respect to one Airbus A320 aircraft bearing airframe serial number 306 and FAA registration number N329NW.

Sublease [1992 Trust NW-J], dated as of May 7, 1992, between Airbus Leasing IV, Inc., (formerly A.I. Leasing IV, Inc.) and Northwest Airlines, Inc., as amended and supplemented from time to time, with respect to one Airbus A320 aircraft bearing airframe serial number 307 and FAA registration number N330NW.

Exhibit 3

CONSENT AND GUARANTY

Airbus SAS hereby acknowledges notice of and consents to all of the terms of the [name of credit agreement the “Credit Agreement”) between [name of AVSA affiliate] (the “Lender”) and Northwest Airlines, Inc. (“Northwest”) in respect of the financing of one (1) A330 aircraft and unconditionally guarantees upon first written demand the due and punctual performance by the Lender of the Lender’s obligation to disburse the Loan subject to all of the terms and conditions specified in the Credit Agreement. Airbus SAS hereby agrees that its obligations hereunder are unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by any modification or amendment of or supplement to the Credit Agreement (other than release, discharge or waiver of this Consent and Guaranty) provided, however, that the obligations of Airbus SAS under this Consent and Guaranty shall terminate and be of no further force and effect on the earlier to occur of (i) the date on which the Lender transfers or assigns its rights and obligations under the Credit Agreement to any Person that is not an Affiliate of AVSA S.A.R.L. and (ii) the date on which the Lender disburses the Loan in accordance with the Credit Agreement. Airbus SAS agrees that it will execute and deliver such other and further instruments as may be reasonably requested by Northwest, its successors or assigns to reaffirm its obligations hereunder.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Consent and Guaranty to be executed and delivered as of the day first above written.

AIRBUS S.A.S.

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Title:

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